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                                                               EXHIBIT 23.3



                      CONSENT OF INDEPENDENT AUDITORS



To First Evergreen Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of our report dated January 24, 1996 included in First Evergreen's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                              /s/ Arthur Andersen LLP



Chicago, Illinois
    July 9, 1998